NASDAQ: GHSI

GUARDION® HEALTH SCIENCES

Changing the Course of Eye Care



guardionhealth.com

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as "may," "will," "expect," "intend," "anticipate," believe," "estimate" and "continue" or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements.

We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission. We do not assume any obligation to update forward-looking statements as circumstances change.

This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Guardion Health Sciences, Inc. ("Guardion") or its affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. Guardion has not independently verified such statistics or data. The information contained in this presentation is as of April 21, 2020, unless indicated otherwise.

Guardion at a Glance

- Formed as an ocular health sciences company
- Develops, formulates, manufactures and distributes condition-specific medical food, devices and nutraceuticals
- Supported by evidence-based protocols

LUMEGA-Z® Advanced Ocular Health Medical Food

NutriGuard® NUTRITION YOU CAN BELIEVE IN

GlaucoCetin®

acuMMUNE Immune Support Complex

Devices

VECTORVISION®

mapcatSF®

Transcranial Doppler Solutions Ocular Blood Flow

AcQviz™

"It is projected that every four minutes, one American will experience partial or complete loss of sight. The need to confront preventable blindness has never been more urgent."

National Academics of Sciences, Engineering, and Medicine

Macular Protective Pigment (MPP)
Critical to Ocular Health

Absorbs Harmful Blue Light

Plays a Critical Role in:

Visual acuity



Contrast sensitivity



Light sensitivity



Glare recovery



Blue Light Sources



Average Americans spend ~11 hours per day looking at a screen[1]

1: Q1 2018 Nielsen Total Audience Report

Macular Protective Pigment

Low Levels Are Key Risk Factor in AMD

Age-Related Macular Degeneration (AMD) is the Leading Cause of Vision Loss Over Age 55


BLOCKING
BLUE
LIGHT

MPP Shields Retina from Harmful Light


DAMAGING
BLUE
LIGHT
DRUSEN

Depleted MPP Puts Retina at Risk for Damage

Eye Care

Market Opportunity

AMD

Affects:

~11 million
people in U.S[1]

~196 million
people worldwide[1]

Glaucoma

Affects:

~3 million
people in U.S[2]

~60 million
people worldwide[3]

1: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures
2: https://www.brightfocus.org/glaucoma/article/glaucoma-facts-figures
3: https://www.glaucoma.org/glaucoma/glaucoma-facts-and-stats.php

GUARDION HEALTH SCIENCES

Nutraceutical
Market Opportunity

Ability to develop products specific to conditions

Ability to modify formulations to adapt to changing market conditions

Provides Direct to Consumer (DTC) Marketing

Current Standard of Care Is Lacking

AMD	Current tests are not standardized, and lack accuracy and repeatability	Currently no effective treatment
Glaucoma	Current tests often detect too late to prevent vision loss	Primary treatment is to lower eye pressure, no effective treatment for patients who continue to lose vision after low-pressure treatment

Guardion's Goal Is to Address the Huge Unmet Need

Medical Foods


Supplements
Vitamins
Nutraceuticals
Functional foods
Medical Foods
Prescription drugs
OTC drugs
Self-diagnosis medication
Less Regulation
More Regulation

Medical Foods Are a Distinct FDA Regulated Category, Separate From Dietary Supplements and Pharmaceuticals

Strategy Focused on
Early Detection, Intervention & Monitoring

Medical Foods

LUMEGA-Z®
Advanced Ocular Health Medical Food

GlaucoCetin®

NutriGuard®
NUTRITION YOU CAN BELIEVE IN

acuMMUNE
Immune Support Complex

Devices

VECTORVISION®



mapcatSF®



Transcranial Doppler Solutions
Ocular Blood Flow



LUMEGA-Z
Vision-Specific Medical Food

Nutritional intervention shown to support ocular health

Unique lipid-based liquid delivery system, providing maximum absorption and bioavailability

In a head-to-head comparison between Lumega-Z and PreserVision, a clinical study measured the bioavailability of carotenoids and the change in macular pigment density for normal subjects (n=30) treated for 12 weeks[1]

Lumega-Z delivered 400% higher blood levels of carotenoids then PreserVision[1]

Lumega-Z provided a significant increase in macular pigment density[1]

PreserVision failed to demonstrate a significant increase in macular pigment density[1]

Designed to Restore Macular Pigment Optical Density



LUMEGA-Z
Advanced Ocular Health
Contains all three macular pigment carotenoids:
Lutein • Zeaxanthin • Meso-Zeaxanthin
As well as a robust complex of critical Micronutrients and Omega 3's
Medical Food
LUMEGA-Z
Omega Boost

1. Bone RA. Macular Carotenoid-containing Nutritional Supplements Exhibit Different Levels of Absorption. 2018

LUMEGA-Z

Statistically Significant Improvement in Visual Function In AMD Patients With Drusen

In a recent study (n=79) presented at ARVO:

Lumega-Z demonstrated significant improvement (p<0.001) in Contrast Sensitivity visual function (CSF) compared to placebo in AMD patients with drusen and at risk of vision loss[1]

In the same study PreserVision AREDS showed no significant improvement in Contrast Sensitivity[1]

In daily life, Contrast Sensitivity (CSF) is necessary to see a gray car on a cloudy day, to detect unmarked curbs and steps, and to distinguish subtle contours on people's faces to recognize them

Statistically Significant Improvement in Visual Function Over AREDS 2



Normalized percent of baseline
135
130
125
120
115
110
105
100
95
90
3 cpd
6 cpd
12 cpd
18 cpd
**
LMZ-OD
LMZ-OS
AREDS2-OD
AREDS2-OS
Control-OD
Control-OS

1. Lem, DW et al - ARVO Abstract #36 AO110 2019

Significant Improvement In Central Visual Field In Patients With IOP Stabilized Glaucoma

Lumega-Z was associated with significant improvement in FDT pericentral function among patients with severe glaucoma who had previously shown degeneration despite having had excellent intraocular pressure control[1]

Vision improvements were seen in over 60% of the patients taking Lumega-Z for 12 months

Visual field refers to the total area in which objects can be seen in the side (peripheral) vision as you focus your eyes on a central point

This image shows the progress during a little over 5 months (from 05-29-2018 to 11-08-2018) using Humphrey visual field (HVF) 10-2 on an IOP-stabilized glaucomatous 50-year-old patient who was compliant with Lumega-Z for at least 9 months.


EYE: RIGHT
SCANNED
EYE: RIGHT

1. Invest. Ophthalmol. Vis. Sci.. 2019;60(9):3797.

GlaucoCetin
Vision-Specific Medical Food

Designed to support healthy Optic Nerve Cells



ENHANCED
RETINAL AND
NEUROPROTECTION
Improves ocular blood flow
Stabilizes visual fields
Mitochondria and retinal ganglion cell preservation
Antioxidant
Anti-inflammatory
Protects against oxidative damage.
GlaucoCetin
ENHANCED
RETINAL & NEUROPROTECTION
MEDICAL FOOD
GlaucoCetin
ENHANCED
RETINAL & NEUROPROTECTION
MEDICAL FOOD

These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

GlaucoCetin has been formulated with the specific compounds that have been shown to improve mitochondrial dysfunction and are associated with neuroprotective activity[1]

Shown to improve blood flow in the ophthalmic artery[2]

Dr. Robert Ritch, a member of our Medical Advisory Board and internationally recognized glaucoma expert, is chief spokesperson and collaborator for GlaucoCetin

1. Ritch *et al*. A Randomized, Double-Masked, Placebo-Controlled Trial of the Efficacy of a Novel Neuroprotective Combination for Reversing Mitochondrial Dysfunction in Glaucoma. 2018.
2. Ritch *et al*. (2018). A Randomized, Double-Masked, Placebo-Controlled Trial of the Efficacy of a Novel Neuroprotective Combination for Reversing Mitochondrial Dysfunction in Glaucoma. 2018.

NutriGuard
Condition Specific Nutraceuticals

Designed to Supplement Diets and Assist in the Support of a Healthy Lifestyle

Made in the United States utilizing premium quality ingredients

Rigorous manufacturing and quality assurance standards to include cGMP and NSF approved facilities


NutriGuard
acuMMUNE
NutriGuard
acuMMUNE
A Dietary Supplement
IMMUNE SUPPORT
NutriGuard
ASTAXANTHIN
ANTIOXIDANT

VectorVision
Visual Testing

Only All-In-One Digital Vision Tester with Standardized Contrast Sensitivity, Glare and Visual Acuity


VECTORVISION
B
1
2
3
4

Launching second generation CSV-2000 imminently

Current CSV-1000 is standard for FDA clinical trials and is used clinically in more than 60 countries

Recognized standard for contrast sensitivity testing along with the full range of visual acuity, color, astigmatism, fixation, and other standard vision tests

MapcatSF
Visual Testing

Measures macular pigment density by amount of blue light radiation being absorbed

Ability to determine blue light absorption of macular pigment vs. lens

Provides Quick, Easy, Accurate and Repeatable Test to Measure the Macular Pigment Optical Density (MPOD)


mapcat SF

Transcranial Doppler Solutions
Ocular Blood Flow

Safe, Non-Invasive Device to Assess Intracerebral Blood Flow, Within the Brain and to the Eyes



Measures changes in ophthalmic artery blood flow to help evaluate the course of common eye disorders

Also has the ability to predict stroke risks as well as other cardiovascular events

Results provide an effective tool for ophthalmologists to treat and track their patients

GUARDION HEALTH SCIENCES

Leveraging Multiple Sales Routes

Medical Foods

Partnered with Eye Doctors

↓

Physician Recommended	In-Office Sales

In-Office Testing Days
(Test patients using portfolio of devices)

Direct to Consumer

↓

- Online Sales
- Monthly Subscriptions

Devices

- Small Dedicated Sales Force
- Tradeshows and Conferences

Diagnostics Drive Sales for Medical Foods

Diagnostics Equipment

Medical Foods

Diagnose

VECTORVISION®



mapcatSF®



VECTORVISION®



Transcranial Doppler Solutions

Ocular Blood Flow



Treat

LUMEGA-Z®

Advanced Ocular Health Medical Food

GlaucoCetin®

Leadership Team



Michael Favish
President & CEO, Director



David W. Evans, PhD
Director,
Chief Science Officer



John Townsend
Chief Accounting Officer



Susan Klein, ND
Director of
Medical Education



Vincent J. Roth
Esq., General Counsel



Robert N. Weingarten
Lead Director



Mark Goldstone
Director



Kelly J. Anderson
Director



Donald A. Gagliano
Director

Science Advisory Board

Product Development and Research Team of Recognized Experts in the Fields of Biochemistry, Biophysics and Clinical Nutrition



Richard A. Bone, BSc, PhD, FARVO
Distinguished experimental biophysicist and professor in the department of physics at Florida International University in Miami. Bone was just awarded The Presidential Award for achievement in macular pigment research and dedicated service to the carotenoid field.



John T. Landrum, BS, MS, PhD, FARVO
Internationally recognized research scientist and professor of Chemistry and Biochemistry at Florida International University (FIU). Landrum was just appointed president of the International Carotenoid Society for the next 3 years.



Donald A. Gagliano, M.D., MHA, FACHE, CPC
Graduate of the United States Military Academy at West Point, the Chicago Medical School, Penn State University and the United States Army War College. In November 2008, Don was appointed by the Assistant Secretary of Defense for Health Affairs as the first Executive Director of the Joint Department of Defense (DoD) and Department of Veterans Affairs (VA) Vision Center of Excellence (VCE).



Mark F. McCarty, M.D., MHA, FACHE, CPC
A nutritionist, researcher and co-founded NutriGuard. During 20 years of affiliation with this company, he played a key role in the development and clinical testing of organic supplemental selenium (high-selenium yeast, L-selenomethionine) as well as chromium picolinate. He has published over two hundred articles on a wide range of biomedical topics in the peer-reviewed medical literature.



William E. Sponsel, MD, MB, ChB, FRANZCO, FACS
Driven by a passion to help save people's eyesight. After establishing the Glaucoma Research and Diagnostic Laboratory at Indiana University in 1991, he was recruited to the University of Texas Health Science Center at San Antonio in 1994, where he became Professor and Director of Clinical Research. He is presently Professor of Vision Sciences at UIW and Adjunct Professor of Biomedical Engineering at UTSA in San Antonio, Texas.



Robert J. Donati, PhD.
PhD in Anatomy and Cell Biology with a minor in Neuroscience from the University of Illinois at Chicago (UIC). He joined the faculty at the Illinois College of Optometry (ICO) in 2004 and has been an Associate Professor for the past 5 years. He is currently the Chair of the ICO Institutional Review Board.



In memoriam:(1936-2012)
Sheldon Saul Hendler, MD, PhD, FACP, FACN, FAIC
One of the world's most respected authorities in biochemistry and clinical nutrition. He was the principal author and editor of the PDR for Nutritional Supplements. Dr.Hendler passed away suddenly in November 2012. He was the founding head of the Guardion Science Advisory Board. Dr. Hendler supervised and completed all of the formulas for Guardion in 2011. He remains the company's spiritual and moral compass.

Medical Advisory Board

Internationally Renowned Clinicians Who Are Active Medical Practitioners



Robert Ritch, MD
Holds the Shelley and Steven Einhorn Distinguished Chair in Ophthalmology and is Surgeon Director Emeritus and Chief of Glaucoma Services at the New York Eye & Ear Infirmary, New York City and Professor of Ophthalmology at The New York Medical College, Valhalla, New York.



William Trattler, MD
Received the "Outstanding Young Ophthalmologist Leadership Award" from the Florida Society of Ophthalmology (FSO) and was elected President of the Miami Ophthalmology Society for 2006. In March 2006, Dr. Trattler was selected as one of the top 50 opinion leaders in Ophthalmology, as voted by his peers in a National survey.



John A. Hovanesian, MD, FACS
Faculty member at the UCLA Jules Stein Eye Institute, a board-certified ophthalmologist, and an internationally recognized leader in the field of corneal, cataract, refractive, and laser surgery. He is the chairman of the American Academy of Ophthalmology's online cataract surgery education committee and an editorial board member for five other eye journals.



James A. Davies, MD
Fellow of the American College of Surgeons, the American Academy of Ophthalmology and the American Society of Cataract and Refractive Surgery. He serves on the Medical Advisory Board of Bausch + Lomb Surgical, Inc., and is a consultant for Glaukos, Inc., Optovue, Inc., and Guardion Health Sciences. He also serves as an advisor to the Charity Vision Foundation.



Richard Rosen, MD
Vitreoretinal surgeon and consultant at the New York Eye and Ear Infirmary where he serves as Vice Chairman and Director of Ophthalmology Research, as well as Surgeon Director and Chief of Retinal Services. Dr. Rosen is Professor of Ophthalmology at the Ican School of Medicine at Mount Sinai and Visiting Professor in Applied Optics at the University of Kent in Canterbury, UK.



P Dee Stephenson, MD
Board Certified Ophthalmic Surgeon with extensive expertise in micro-incisional cataract surgery and implantation of premium intra-ocular lenses, as well as custom femto cataract techniques. Dr. Stephenson has been recognized by numerous institutions for her expertise. She is also the current president (2015-2017) of the American College of Eye Surgeons (ACES).

Financial Snapshot: NASDAQ: GHSI

Market Cap[1]	Avg. 3m Shares Daily Trading Volume[1]	Shares Outstanding

$11.2M Cash Balance as of 12/31/2019
Does not include proceeds from ~$3.5M Warrant Exercise on 3/5/2020

1: Based on April 7, 2020 closing price of $.44 per share

Value Driving Milestones

Product

- Launch Second Generation VectorVision® (Q1 2020)
- Launch Robust Marketing Campaign
- Develop Nutraceutical Product Line Under Newly Acquired NutriGuard
- Penetrate Medical Foods Nationwide

Corporate

- Increase Distribution Channels
- Apply Unique Practice Development and Digital Strategies to Increase Database of Clients
- Product Portfolio Expansion Acquisitions
- Develop Partnerships to Expand Into International Markets

Investment Opportunity

Robust Portfolio of Medical Foods and Devices to Support Ocular and Overall Health

Evidence-Based Protocols Focused on Early Detection, Intervention and Monitoring

Launching Robust Effort to Grow Existing Accounts and Reach New Customers

GUARDION® HEALTH SCIENCES

Changing the Course of Eye Care



Investor Relations:
JTC Team, LLC
833-475-8247
ghsi@jtcir.com